SCHEDULE 14A INFORMATION

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

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[ ]	Definitive Proxy Statement
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[ ]	Soliciting Material under §240.14a-12

Orexigen Therapeutics, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting   to be held on July 14, 2017, for Orexigen Therapeutics, Inc.   This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.   We encourage you to access and review all of the important information contained in the proxy materials before voting. To view   the proxy statement and annual report, go to www.proxydocs.com/OREX. To submit your proxy while visiting this site, you will   need the 12 digit control number in the box below.   Under new United States Securities and Exchange  Commission rules, proxy materials do not have  to be delivered in paper. Proxy materials can  be distributed by making them available on the  Internet. We have chosen to use these procedures  for our 2017 Annual Meeting and need YOUR  participation.   If you want to receive a paper or e-mail copy of  the proxy materials, you must request one. There  is no charge to you for requesting a copy. In order  to receive a paper package in time for this year’s  annual meeting, please make this request on or  before July 3, 2017.    For a Convenient Way to VIEW Proxy Materials  _ and _  VOTE Online go to: www.proxydocs.com/OREX    Proxy Materials Available to View or Receive:   1. Proxy Statement 2. Annual Report  Printed materials may be requested by one of the following methods:    TELEPHONE  (866) 648-8133  *E-MAIL  www.investorelections.com/OREX    INTERNET   paper@investorelections.com   * If requesting material by e-mail, please send You must use the 12 digit control number  a blank e-mail with the 12 digit control number  (located below) in the subject line. No other  located in the shaded gray box below.   requests, instructions or other inquiries should be  included with your e-mail requesting material.    ACCOUNT NO.  SHARES   Company Notice of Annual Meeting   Date: Friday, July 14, 2017  Time: 10:00 a.m. Pacific Time  Place: 3344 N. Torrey Pines Court, Suite 200   La Jolla, California 92037   The purpose of the Annual Meeting is to take action on the following proposals:   The Board of Directors recommends that you vote “FOR” the following.   1.  Election of Directors  Nominees  01 Patrick J. Mahaffy  02 Michael A. Narachi    The Board of Directors recommends that you vote “FOR” proposals 2, 3 and 5, and “3 YEARS” in proposal 4.   2.  To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December  31, 2017.  3.  Advisory vote on executive compensation.  4.  Advisory vote on the frequency of solicitation of advisory stockholder approval of executive compensation.  5.  To ratify the filing and effectiveness of the certificate of amendment to the Company’s certificate of incorporation filed with the Secretary of State  of the State of Delaware on July 8, 2016 and the reverse stock split effected thereby.  6.  Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

As described in the definitive proxy statement (the “2017 Proxy Statement”) for the 2017 annual meeting of stockholders (the “2017 Annual Meeting”),  because there may be uncertainty regarding the validity or effectiveness of the certificate of amendment to our certificate of incorporation filed with the  Secretary of State of the State of Delaware on July 8, 2017 (the “July 2016 Certificate of Amendment”) and the one for ten reverse stock split of our common  stock (the “2016 Reverse Stock Split”) that was effected thereby, the Board of Directors is submitting a proposal to the Company’s stockholders to ratify  such actions in order to eliminate such uncertainty (the “Amendment Ratification”). The Amendment Ratification is being submitted to stockholders pursuant  to Section 204 of the Delaware General Corporation Law, or the DGCL, and Delaware common law. Under Section 204 of the DGCL, stockholders of record  as of July 8, 2016 and as of July 11, 2016 (including holders of our non-voting preferred stock), other than holders whose identities or addresses cannot be  determined from our records, as well as holders of record of our non-voting preferred stock as of the record date for the 2017 Annual Meeting, are being  given notice of the 2017 Annual Meeting, but are not entitled to attend the 2017 Annual Meeting or vote on any matter presented at the 2017 Annual Meeting  unless they were also holders of our common stock as of May 22, 2017, the record date for the 2017 Annual Meeting.   As discussed in the 2017 Proxy Statement, in the Amendment Ratification, the stockholders are being asked to vote upon the ratification of the July 2016  Certificate of Amendment and the 2016 Reverse Stock Split (in which each 10 outstanding shares of common stock were combined into one share of  common stock, resulting in the combination of all previously outstanding shares of the Company’s common stock into a total of 14,586,771 shares of  common stock). As noted above and as further described in the proxy statement, there may be uncertainty with respect to the validity or effectiveness of  those acts. Specifically, certain shares of common stock held through brokers/nominees and with respect to which the beneficial owner had not provided  the broker/nominee with voting instructions, were voted by the broker/nominee in favor of the approval of July 2016 Certificate of Amendment and the  July 2016 Reverse Stock Split in accordance with the rules of the New York Stock Exchange. Certain statements made in the Company’s definitive proxy  statement for the Company’s 2016 annual meeting of stockholders were inconsistent with this. In addition, the exhibit to the Company’s definitive proxy  statement for the Company’s 2016 annual meeting of stockholders setting forth the amendment that would affect the 2016 Reverse Stock Split included a  different effective time for the 2016 Reverse Stock Split than was ultimately included in the July 2016 Certificate of Amendment. The Company’s Board of  Directors has approved the ratification of the July 2016 Certificate of Amendment and the 2016 Reverse Stock Split pursuant to Section 204 of the DGCL.   This Notice Regarding the Availability of Proxy Materials for the 2017 Annual Meeting, along with the 2017 Proxy Statement, constitute the notice required  to be given to our stockholders under Section 204 of the DGCL in connection with the Amendment Ratification, including to our stockholders as of July 8,  2016 and as of July 11, 2016. Under Sections 204 and 205 of the DGCL, when a matter is submitted for ratification at a stockholder meeting, any claim that  a defective corporate act ratified under Section 204 is void or voidable due to the failure of authorization, or that the Delaware Court of Chancery should  declare in its discretion that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be  brought within 120 days from the validation effective time. Accordingly, if the Amendment Ratification is approved at the 2017 Annual Meeting, any claim  that the filing and effectiveness of the July 2016 Certificate of Amendment and the 2016 Reverse Stock Split are void or voidable due to the failure to receive  the requisite stockholder approval at our 2016 Annual Meeting of Stockholders (or the inclusion in the definitive proxy statement for the Company’s 2016  annual meeting of stockholders of the text of an amendment with an effective time for the 2016 Reserve Stock Split different from the effective time included  in the July 2016 Certificate of Amendment), or that the Delaware Court of Chancery should declare, in its discretion, that the Amendment Ratification not  be effective or be effective only on certain conditions, must be brought within 120 days from the time at which a certificate of validation filed in respect of  the Amendment Ratification becomes effective under the DGCL (which will be the validation effective time with respect to the Amendment Ratification).